Exhibit 99.3

First Advantage Corporation

Announces the Acquisition of the

CREDIT INFORMATION GROUP

of The First American Corporation

March 22, 2005

Safe Harbor

Certain statements made in this presentation, including those related to accretion to First Advantage, the market capitalization of First Advantage, revenue and earnings growth of First Advantage, the closing of the transaction, expansion into new markets, ability to pursue larger acquisitions, and ability to execute growth strategy are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; limitations on access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among both companies’ significant customers and competitors; the companies’ continued abilities to identify and complete acquisitions and successfully integrate acquired businesses; the market price of First Advantage’s Class A common stock; First Advantage’s ability to successfully raise capital; increases in First Advantage’s expenses; unanticipated technological changes and requirements; First Advantage’s ability to identify suppliers of quality and cost-effective data, and other factors described in both companies’ Annual Reports on Form 10-K for the year ended Dec. 31, 2004, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. Neither First American nor First Advantage undertakes to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Transaction Overview

Combining The First American Corporation’s Credit Information Group (CIG) with First Advantage (FADV)

Acquisition creates an industry leader with significant scale, unique combination of data ownership, aggregation, analytics and distribution

Reunites two companies that once were one

Transaction Overview

Letter of Intent signed

Definitive agreement expected to be completed in the next two weeks

First American and FARES to receive 26,829,268 FADV Class B shares, valued at $550 mm

Conversion of $20 mm of FADV debt held by FAF into 975,610 Class B shares

2,243,902 Class B shares will be issued as consideration for two pending CIG acquisitions

Transaction Overview

Tax-free to FAF and FADV

Expected closing in late 2Q or early 3Q of 2005

Subject to approval by the independent committee, receipt of a fairness opinion by Morgan Stanley, majority approval by FADV Class A shareholders, and other customary closing conditions

Transaction Overview

Leadership

Parker Kennedy, Chairman

John Long, CEO

Anand Nallathambi, President

John Lamson, CFO

Akshaya Mehta, COO

FAF Shareholder Benefits

Contribution creates leading business solutions and data provider

Opportunity to realize synergies from accelerated product development and cross-selling

Pro forma FADV better positioned to pursue significant growth

Transaction expected to be earnings neutral to FAF in 2005

First American to own approximately 80% of FADV (based on economic ownership)

FAF expects to experience ownership dilution as FADV explores public equity offerings to support organic growth and potential acquisitions

FAF Shareholder Benefits

FAF will have two distinct parts

FAF: REAL ESTATE information and services

FADV: BUSINESS information and services

New configuration should lead to a better demonstration of value of different businesses

Each company will concentrate on its own strategies and meaningful growth opportunities

Combined efforts will grow FAF’s lead as largest seller of information in the nation

FADV Overview

Employment Screening

4.5 million background searches/year 2.0 million drug tests/year

Tax Credits & Incentives

2.5 million employment credit screens/yr. Employment and location based credits

Resident Screening

#1 provider; 5 mm apartment units served Proprietary evictions and national criminal databases

Transportation Services

13 million MVRs reported annually Proprietary transportation credit database

Investigative Services

20 of the nation’s top law firms served

Computer forensics, electronic discovery, insurance fraud investigations, and more

Consumer Services

US SEARCH.com

4.0 million unique visitors monthly Leading web directory for people location services

FADV Overview

Clients use services for decision-making and assistance with…

Hiring and employment matters

Leasing and property management

Insurance underwriting

Contracting

Fraud detection and investigations

Security and other situations

Serves 45,000+ enterprise clients in many markets

CIG Overview

Credit Information Group

Mortgage

3.0 million transactions/month

> 37% market share

Largest provider to GSE portals

Automotive

1.5 million transactions/month

30 of the top 35 auto lenders

DealerTrack partnership

Direct to Consumer

Credit monitoring/fraud prevention

One-stop customer service

Sub-prime

1.7 million transactions/month

> 112 million records

Unique dataset

CIG Overview

Blue Chip clients in every vertical market served by CIG

Strategic partnerships with dominant distribution networks

CIG is DealerTrack’s credit services partner in building advanced credit management solutions

Proprietary alternative credit program for underserved markets

CIG Overview

Provides products and services to help businesses:

Search, identify and solicit prospects

Assess credit risk and issue loans

Predict, manage and cure delinquencies

Predict, intervene and retain customers at high prepayment or flight risk

Cross-sell additional services to existing customers

Generate opportunities to supplement fee income from existing product lines

Strategic Benefits to FADV

The combined businesses represent an unparalleled platform comprising data ownership, aggregation, analytics and distribution networks.

Integrates highly complementary credit and screening products

Automotive credit complements transportation services

Direct to consumer credit services complements US SEARCH.com consumer services

Provides new vertical markets and distribution channels and maximizes cross-selling opportunities

Positions FADV to achieve exponential growth

Strategic Rationale

Immediately catapults FADV into one of the leading business information and services providers. New company has significant market share

Top three or better in all businesses

Dominant in resident screening, employment screening, mortgage credit, automotive credit, sub-prime credit

Minimal execution risk

Diversifies business model to further achieve cyclically-balanced revenue stream

Strategic Rationale

Complementary Businesses Increase Diversity of Revenue Stream

2004 FADV

Consumer Direct 5%

Risk Mitigation 28%

Enterprise Screening 67%

Pro Forma FADV

Credit Info 48%

Enterprise Screening 35%

Risk Mitigation 15%

Consumer Direct 2%

Note: Based on 2004 revenue

Financial Overview

FADV Historical Financial Information

Years Ended December 31,

2001 2002 2003 2004

Revenue $49,167,000 $100,925,000 $166,495,000 $266,537,000

Pre-Tax Income $(638,000) $4,331,000 $ 4,849,000 $18,443,000

EPS NA NA $0.14 $0.48

Financial Overview

CIG Unaudited Historical Financial Information

Years Ended December 31,

2001 2002 2003 2004

Revenue $201,000,000 $221,800,000 $254,000,000 $252,100,000

Pre-Tax Income $30,000,000 $39,300,000 $51,200,000 $54,600,000

Operating Margin 15% 18% 20% 22%

Excludes $13.1 million pre-tax investment gain in 2003.

Pre-tax income is $64.3 million in 2003, including the investment gain.

Financial Overview

FADV Unaudited Restated Financial Information

Years Ended December 31,

2003 2004 Increase

Revenue $420,469,000 $518,624,000 23%

Pre-Tax Income $45,540,000 $63,260,000 39%

Net Income $26,413,000 $36,691,000 39%

Diluted EPS $0.60 $0.80 33%

Avg. Shares 43,958,562 45,791,617

Notes:

Excludes $13.1 million pre-tax investment gain at CIG in 2003. Pre-tax income is $58,640,000 in 2003, including the investment gain. Assumes tax rate of 42%.

Assumes restatement of FADV financial information to include FAF’s ownership of CIG operations at historical cost.

FADV Financial Benefits

Strong balance sheet

Additional debt capacity at FADV

Pro Forma 2005 revenue of approximately $600 mm Pro Forma 2005 EBITDA per share of $2.25 - $2.35 Pro Forma 2005 EPS of $0.91 - $1.01, including $0.04 per share of acquisition costs related to this transaction

Note: Includes additional acquisitions.

FADV Shareholder Benefits

Accelerates company’s business plan and growth strategy

$1 billion plus market cap

$600 million in revenues

Nearly $100 million in pre-tax earnings

Adds highly complementary suite of products to FADV’s existing business offerings Enhances management team to carry forward FADV’s strategic plan